UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 25, 2023

Tilray Brands, Inc.
(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38594	82-4310622
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

265 Talbot Street West, Leamington, Ontario, Canada	N8H 4H3
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (844) 845-7291

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	TLRY	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

The purpose of this Amendment No. 1 (“Amendment No. 1”) to the Current Report on Form 8-K of Tilray Brands, Inc., filed with the Securities and Exchange Commission on May 31, 2023 (the “Original Form 8-K”), is to replace Exhibit 5.1, Opinion of DLA Piper LLP (US) regarding the notes and the Common Stock issuable upon the conversion thereof, of the Original Form 8-K with Exhibit 5.1 attached to this Amendment No. 1 in order to correct certain typographical errors. Other than as described herein, this Amendment No. 1 does not amend any other information previously filed in the Original Form 8-K and does not otherwise reflect events occurring after the original filing of the Original Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

1.1*	Underwriting Agreement, dated May 25, 2023, by and among Tilray Brands, Inc. and Jefferies LLC and BofA Securities, Inc., as representatives of the several underwriters named therein

4.1*	Indenture, dated May 31, 2023, between Tilray Brands, Inc. and Computershare Trust Company, N.A.

4.2*	First Supplemental Indenture, dated May 31, 2023, between Tilray Brands, Inc. and Computershare Trust Company, N.A.

4.3*	Form of 5.20% Convertible Senior Note due 2027 (included in Exhibit 4.2)

5.1	Opinion of DLA Piper LLP (US) regarding the notes and the Common Stock issuable upon the conversion thereof

5.2*	Opinion of DLA Piper LLP (US) regarding Common Stock

10.1*	Share Lending Agreement, dated May 25, 2023, between Tilray Brands, Inc. and Jefferies Capital Services, LLC

23.1	Consent of DLA Piper LLP (US) (included in Exhibit 5.1)

23.2*	Consent of DLA Piper LLP (US) (included in Exhibit 5.2)

104	Cover Page Interactive Data File (formatted in Inline XBRL document)

* Previously filed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Tilray Brands, Inc.

Date: June 12, 2023	By:	/s/ Mitchell Gendel
Mitchell Gendel
Global General Counsel